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                                                                    Exhibit 23.1








                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 (No. 333-21161) of our report dated December 15, 2000 relating to the financial statements and financial statement schedule, which appears in Shiloh Industries, Inc.'s Annual Report on Form 10-K for the year ended October 31, 2000.

/s/ PricewaterhouseCoopers LLP

Cleveland, Ohio
January 29, 2001